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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 17, 1997


                   CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                 (Exact name of registrant as specified in charter)



                           New York 1-1217 13-5009340
                     (State of (Commission (I.R.S. Employer
                    incorporation) File Number) Identification No.)



                       4 Irving Place, New York, NY 10003
                    (Address of principal executive offices)


                   Registrant's telephone number: (212) 460-4600









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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

      In March 1997, the Company and the staff of the New York State Public Service Commission (the "PSC") entered into a settlement agreement (the "Settlement Agreement") with respect to the PSC's Competitive Opportunities proceeding. The Settlement Agreement is subject to PSC approval. For details concerning the Settlement Agreement, see the Management's Discussion and Analysis appearing in Item 7 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and in Item 2 of Part 1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997, under the heading "Liquidity and Capital Resources - PSC Settlement Agreement."

      Consistent with a PSC order, the material provisions of the Settlement Agreement's rate plan are being given effect for financial statement purposes, effective April 1, 1997, subject to PSC approval of the Settlement Agreement.

      In May 1997, the PSC issued a Notice to the Parties indicating that the PSC had determined to provide for a recommended decision on the Settlement Agreement by an administrative law judge ("ALJ") and for a period of comment on the recommended decision by parties to the Competitive Opportunities proceeding. The Chairman of the PSC indicated that, as a result of this determination, it is anticipated that the Settlement Agreement will come to the PSC for consideration in August or September. No date has been announced for the issuance of the ALJ's decision, but the Company believes that it will be issued shortly.

      On June 17, 1997, the Company entered into an underwriting agreement with Goldman, Sachs & Co. for the sale of $150 million aggregate principal amount of the Company's Floating Rate Debentures, Series 1997 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statements on Form S-3 (No. 333-26555, declared effective May 9, 1997, and No. 33-64657, declared effective December 8, 1995) relating to $940 million aggregate principal amount of unsecured debt securities of the Company, of which $465 million have been sold in previous offerings of debt securities.

      Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      1   Underwriting Agreement relating to the Debentures.

      4   Form of Debenture.


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                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.



                                    By:   Hyman Schoenblum
                                          Hyman Schoenblum
                                          Vice President and Treasurer



DATE:  June 17, 1997


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                                       - 4 -


                                Index to Exhibits

                                                      Sequential Page
                                                      Number at which
Exhibit                 Description                   Exhibit Begins

   1              Underwriting Agreement relating
                  to Debentures


   4              Form of Debenture.